                                                                  EXHIBIT 10.50



                           LETTER OF CREDIT AGREEMENT


                          Dated as of December 1, 1984


                                 By and Between


                      SOUTH JERSEY PROCESS TECHNOLOGY, INC.


                                       and


                              BANKERS TRUST COMPANY


                                   $2,500,000

                     CITY OF SALEM MUNICIPAL PORT AUTHORITY

                         Port Development Revenue Bonds
                 (South Jersey Process Technology, Inc. Project)
                                 Series of 1984

                                TABLE OF CONTENTS

                             (Not Part of Agreement)

                                                                Page
                                                                ----
l.    Issuance of Letter of Credit; Fees .....................    1

2.    Agreement to Repay Letter of Credit Draw-
      ings; Pledged Bonds ....................................    3

3.    Conditions Precedent to Issuance of the Letter of Credit    5

4.    Indemnification ........................................    7

5.    Character of Obligations Hereunder .....................    7

6.    Convenants .............................................    7

7.    Representations and Warranties .........................    9

8.    Events of Default ......................................   12

9.    Definitions ............................................   15

10.   Nature of Bank's Duties ................................   17

11.   Miscellaneous ..........................................   19

ANNEX I - FORM OF LETTER OF CREDIT

ANNEX II - FORM OF PLEDGE AGREEMENT

                           LETTER OF CREDIT AGREEMENT


      AGREEMENT dated as of December 1, 1984 between SOUTH JERSEY PROCESS TECHNOLOGY, INC., a corporation organized and existing under the laws of the State of New Jersey (the "Company"), and BANKERS TRUST COMPANY (the "Bank");

      WHEREAS, the City of Salem Municipal Port Authority (the "Issuer") pursuant to the Act (as defined in the Indenture hereinafter referred to) intends to issue and sell its Port Development Revenue Bonds (South Jersey Process Technology, Inc. Project) Series of 1984 in the aggregate principal amount of $2,500,000 (the "Bonds") pursuant to a Trust Indenture dated as of December 1, 1984 (the "Indenture") from the Issuer to The Farmers and Merchants National Bank of Bridgeton, as trustee (the "Trustee") and to use the proceeds thereof to finance the cost of constructing, improving and equipping a radiation processing system with related facilities (the "Project") and to finance the Project pursuant to the provisions of a Sublease and Security Agreement dated as of December 1, 1984 (the "Sublease Agreement") between the Issuer and the Company; and

      WHEREAS, the Company has requested the Bank to issue its irrevocable letter of credit in the form of Annex I attached hereto (the "Letter of Credit", which term shall include any substitute therefor or replacement thereof issued in accordance with the terms of the Letter of Credit); and

      WHEREAS, the obligations of the Company hereunder are to be guaranteed by Simon Engineering P.L.C., an English company (the "Guarantor"), pursuant to a Guaranty-Agreement dated as of December 1, 1984, between the Guarantor and the Bank (the "Guaranty Agreement");

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Issuance of Letter of Credit; Fees.

      1A. Amount and Terms of Letter of Credit. The Bank agrees, on the terms and subject to the conditions herein-after set forth, to issue the Letter of Credit to the Trustee in an amount not to exceed $2,500,000 plus an amount equal to 120 days' interest on the Bonds, computed as though the Bonds bore interest at the rate of 15% per annum notwithstanding the actual rate borne from time to time by the Bonds and expiring on December 15, 1994, unless otherwise terminated or extended.

      1B. Letter of Credit Fee. The Company hereby agrees to pay to the Bank a letter of credit fee, computed on the basis of the actual number of days elapsed over a year of 360 days, at a rate per annum equal to 3/4% of the Stated Amount of the Letter of Credit outstanding from time to time, but including, in any event, the principal amount of any Pledged Bonds. Such fees are to be paid in immediately available funds quarterly in arrears on the fifteenth day of each March, June, September and December, until the Termination Dater and on the Termination Date, commencing March 15, 1985.

      1C. Transfer Fees. The Company hereby agrees to pay to the Bank upon each transfer of the Letter of Credit in accordance with its terms, $150 or such other amount as shall at the time of transfer be the charge which the Bank is making for transfers of similar letters of credit.

      1D. Drawing Fees. The Company hereby agrees to pay to the Bank upon each drawing by the Trustee under the Letter of Credit, the sum of $50 or such other amount as shall at the time of such drawing be the charge which the Bank is making for drawings on similar letters of credit.

      1E. Additional Payments. If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or in generally accepted accounting principles, shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by the Bank or (ii) impose on the Bank any other condition relating, directly or indirectly, to this Agreement or the Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit, then, upon demand by the Bank, the Company shall promptly pay to the Bank, from time to time as specified by the Bank, such additional amounts as shall be sufficient to compensate the Bank for such increased cost together with interest on each such



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
amount from the date demanded until payment in full thereof at 125% of the Prime Lending Rate.

      2. Agreement to Repay Letter of Credit Drawings; Pledged Bonds.

      2A. Reimbursement. The Company hereby agrees:

          (i) to pay to the Bank (1) on the Termination Date, an amount equal to all "A Drawings" under the Letter of Credit; and (2) interest on each such amount from the date of drawing of such amount under the Letter of Credit until payment (including prepayment) in full thereof, at the Prime Lending Rate plus 1%, payable quarterly in arrears on the fifteenth day of each March, June, September and December and on the date of payment (including prepayment) of any such amount;

          (ii) to pay to the Bank immediately after any payment is made under the Letter of Credit pursuant to any "B Drawing" or any "C Drawing" to pay principal of or interest (or the portion of Purchase Price corresponding to interest) on the Bonds, an amount equal to such amount so paid under the Letter of Credit; and

          (iii) to pay to the Bank interest on any and all amounts required to be paid as provided in Paragraph 1, clause (1) of Paragraph 2 A(i), Paragraph 2 A(ii) and, to the extent permitted by law, clause (2) of Paragraph 2 A(i) from and after the due date thereof until payment in full, payable on demand, at 125% of the Prime Lending Rate. If any payment under the Letter of Credit with respect to a "B Drawing" or a "C Drawing" shall be reimbursed by the Company to the Bank on the same date such payment is made by the Bank, no interest shall be payable on the amount of such drawing.

      2B. Pledge of Bonds. As security for the payment of the obligations of the Company pursuant to Paragraph 2A(i) above, the Company will pledge to the Bank, and grant to the Bank a security interest in, its right, title and interest in and to Bonds delivered to the Bank in connection with "A Drawings" (herein called "Pledged Bonds"), pursuant to a pledge agreement in the form of Annex II attached hereto (the "Pledge Agreement"). Any amounts from time to time owing to the Bank pursuant to Paragraph 2A(i) above may be prepaid (i) at any time by the Company on one Business Day's notice stating the amount to be prepaid (which shall be $5,000 or a whole multiple thereof), and (ii) at any time on behalf of the Company on one Business Day's notice from the Company directing the Bank to deliver a specified principal amount of Pledged Bonds held by the Bank for sale pursuant to Section 3.09(b) of the Indenture. Upon payment to the Bank of the amount to be prepaid pursuant to clause ( i) or ( ii) above, together with accrued interest, as set forth in clause (2) of Paragraph 2A(i), to the date of such prepayment on the amount to be prepaid, the outstanding obligations of the Company under Paragraph 2A(i) above shall be reduced by the amount of such prepayment, interest shall cease to accrue on the amount prepaid, and the Bank shall release from the pledge and security interest created by the Pledge Agreement a principal amount of Pledged Bonds equal to the amount of such prepayment, provided that prior to such release from the pledge and security interest created by the Pledge Agreement of Bonds delivered to the Bank in connection with an "A Drawing", the Company shall have paid to the Bank the amount owing in respect of the "C Drawing" if any, made in conjunction with such "A Drawing". Such Bonds shall be delivered to the Company, in the event of a prepayment pursuant to clause (i) above, or to the Tender Agent pursuant to Section 3.09(b) of the Indenture, in the event of a prepayment pursuant to clause (ii) above, as appropriate. Notwithstanding the foregoing, no prepayment of amounts owing to the Bank pursuant to Paragraph 2A(i) may be made, and no Pledged Bonds shall be released, during the period commencing two Business Days prior to an interest payment date with respect to the Bonds and ending at the close of business on such interest payment date.

      2C. Reinstatement of Letter of Credit. After any "C Drawing", the obligation of the Bank to honor demands for payment under the Letter of Credit with respect to payment of interest (or the portion of Purchase Price corresponding to interest) on the Bonds will automatically be reinstated upon the terms and conditions set forth in the Letter of Credit. Upon release by the Bank pursuant to Paragraph 2B hereof of any Pledged Bonds, the obligation of the Bank to honor demands for payment under the Letter of Credit with respect to payment of the principal, or the portion of Purchase Price corresponding to principal, of the Bonds will automatically be reinstated upon the terms and conditions set forth in the Letter of Credit.

      2D. Credit for Amount Paid on Bonds. The Company shall (i) receive a credit against its obligation to pay interest pursuant to clause (2) of Paragraph 2A(i) above to the extent of any amounts actually paid by the Issuer to the Bank in respect of the interest due on any Pledged Bonds and (ii) receive a credit against its reimbursement obligation pursuant to clause (1) of Paragraph 2A(i) above to the extent of any amounts actually paid by the Issuer to the Bank in respect of the principal due on any Pledged Bonds.

      2E. Computation of Interest; Place of Payment. Interest payable hereunder shall be computed on the basis of a 360-day year, actual number of days elapsed. All payments by the Company to the Bank hereunder shall be made in lawful currency of the United States and in immediately available funds at the Bank's office at One Bankers Trust Plaza, New York, New York 10015, Attention: Letter of Credit Division. In the event the date specified for any payment hereunder is not a Business Day, such payment shall be made on the next following Business Day and interest shall be paid at the rate provided for herein on any such payment to the Business Day on which such payment is made.

      3. Conditions Precedent to Issuance of the Letter of Credit. This Agreement shall become effective, and the Bank will issue the Letter of Credit, on the date the Bonds are issued and sold to the purchaser(s) thereof, provided that all of the following conditions are met:

      3A. This Delivery of the Bonds and Operative Documents. This Agreement, the Sublease Agreement, the Pledge Agreement, the Guaranty Agreement, the Remarketing Agreement (as defined in the Indenture), the Tender Agent Agreement, and the Indenture (collectively, the "Operative Documents") and the Bonds shall have been executed and delivered by the parties thereto, each in form and substance satisfactory to the Bank. The Bank shall have received an executed or conformed copy of each of the Operative Documents.

      3B. No Default. On the Date of Issuance and after giving effect to the issuance of the Letter of Credit, there shall exist no Default or Event of Default.

      3C. Representations and Warranties. On the Date of Issuance and after giving effect to the issuance of the Letter of Credit, all representations and warranties of the Company and the Guarantor contained herein or in the other Operative Documents or otherwise made in writing in connection herewith shall be true and correct in all material respects with the same force and effect as though such rep-resentations and warranties had been made on and as of such date.

      3D. Certificates of Compliance. There shall have been delivered to the Bank (i) a certificate of an authorized officer of the Company, dated the Date of Issuance, to the effect that, insofar as concerns the Company, all of the conditions specified in Paragraphs 3B and 3C have been satisfied as of such date, and (ii) a certificate of an authorized officer of the Guarantor, dated the Date of Issuance, to the effect that, insofar as concerns the Guarantor, all of the conditions specified in Paragraphs 3B and 3C have been satisfied as of such date.

      3E. Opinions of Counsel. There shall have been delivered to the Bank (i) an opinion of Messrs. Strulowitz, Spear and Spalter, counsel to the Company, dated the Date of Issuance and in form and substance satisfactory to the Bank, covering such matters as the Bank may reasonably request, and (ii) an opinion of Rogers Hoge & Hills, counsel to the Guarantor, dated the Date of Issuance and in form and substance satisfactory to the Bank, covering such matters as the Bank may reasonably request.

      3F. Opinion of Bond Counsel. There shall have been delivered to the Bank an opinion (or a signed copy of such opinion together with a satisfactory reliance letter) of Messrs. Drinker Biddle & Reath, Bond Counsel, dated the Date of Issuance and in form and substance satisfactory to the Bank, to the effect that the Bonds are legal, valid and binding obligations of the Issuer and that interest on the Bonds is exempt from Federal income taxes under existing statutes regulations and rulings, and covering such other matters as the Bank may reasonably request.

      3G. Other Documents. There shall have been delivered to the Bank such other information, documents, instruments, approvals (and if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank or its counsel may reasonably request.

      3H. Documentation and Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement and the other Operative Documents shall be satisfactory in form and substance to the Bank and its counsel and the Bank shall have received all information and copies of all documents, including records of corporate proceedings, governmental approvals and incumbency certificates which it may have reasonably requested in connection with the transactions contemplated by this Agreement and the other Operative Documents, such documents where appropriate to be certified by proper officers.

      4. Indemnification. In addition to amounts, payable under Paragraphs l and 2 of this Agreement, the Company hereby agrees to protect, indemnify, pay and save the Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Bank, (ii) any breach by the Company, the Guarantor or the Issuer of any warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement, any other Operative Document or the Bonds, together with all reasonable expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (iii) defense against any legal action commenced to challenge the validity of any of the above referred to instruments. The obligations of the Company under this Paragraph 4 shall survive the payment of the Bonds and the termination of this Agreement.

      5. Character of Obligations Hereunder. The obligations of the Company under this Agreement are primary, absolute, independent, irrevocable and unconditional. The Company understands and agrees that no payment by it under any other agreement (whether voluntary or involuntary or pursuant to court order or otherwise) shall constitute a defense to the several obligations hereunder except to the extent that the Bank has been indefeasibly paid in full.

      6. Covenants. The Company agrees that, so long as any amount is payable under this Agreement:

      6A. Compliance with Agreements. The Company will observe and perform all of its obligations under this Agreement and the other Operative Documents to which it is a party. The Company will not amend or otherwise modify, or agree to the amendment, modification or termination of, any of the Bonds or the Operative Documents, without the consent of the Bank.

      6B. Notice of Default. The Company will furnish to the Bank as soon as possible and in any event within two Business Days after the discovery by any executive officer of the Company of any Event of Default or Default, an Officer's Certificate, setting forth the details of such Event of Default or Default and the action which the Company proposes to take with respect thereto.

      6C. Financial Statements. The Company will deliver to the Bank, in duplicate the following documents relating to the Company and the Parent
Corporation: (i) within 45 days after the end of each fiscal quarterly period in each fiscal year an income statement and a surplus statement for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet as at the end of such quarterly period, signed by an authorized financial officer, (ii) within 90 days after the end of each fiscal year similar statements for such year certified by independent certified public accountants acceptable to the Bank whose certificate shall be satisfactory to the Banks, (iii) copies of all statements and reports sent to stockholders or filed with the Securities and Exchange Commission, and (iv) such other financial data as the Bank may reasonably request. All financial statements specified in clauses (i) and (ii) above shall be furnished in consolidated form for the Company and all consolidated subsidiaries with comparative figures for the corresponding period in the preceding year. Together with each delivery of financial statements required by clause (i) above, the Company will deliver to the Bank an Officer's Certificate stating that there exists no Event of Default or Default or, if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Company proposes to take with respect thereto.

      The Bank is hereby authorized to deliver a copy of any financial statement delivered to it pursuant to this Paragraph 6C to any regulatory body having jurisdiction over it.

      6D. ERISA. The Company will as soon as possible and in any event within 10 days after the Company or a Subsidiary knows or has reason to know that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated, that proceedings may be or have been instituted to terminate a Plan, or that the Company, a Subsidiary or an ERISA Affiliate will or may incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, the Company will deliver to the Bank an Officer's Certificate setting forth details as to such occurrence and action, if any, which the Company or the Subsidiary is required or proposes to take, together with any notices required or proposed to be filed with or by the Company, the Subsidiary, the ERISA Affiliate, the PBGC or the plan administrator with respect thereto. The Company will furnish to the Bank a copy of the annual report of each Plan (Form 5500) required to be filed with the Internal Revenue Service. Copies of annual reports or any notices required to be delivered to the Bank hereunder shall be delivered no later than 10 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC or received by the Company or the Subsidiary.

      6E. Inspection. The Company covenants that, so long as this Agreement shall remain in effect, it will permit any Person designated by the Bank in writing at the Bank's expense to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom, and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company, all at such reasonable times and as often as the Bank may reasonably request.

      6F. Company to Maintain Its Corporate Existence. The Company will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and (unless the surviving corporation following any consolidation or merger is the Company) will not consolidate with or merge into another Person or permit one or more other Persons to consolidate with or merge into it.

      7. Representations and Warranties. The Company represents and warrants that:

      7A. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of its state of incorporation and the Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as it is now being conducted.

      7B. Financial Statements. The Company has furnished the Bank with the following financial statements identified by a principal financial officer of the Parent Corporation: (i) consolidated audited balance sheets of the Parent Corporation and its consolidated subsidiaries as at December 31, 1982 and December 31, 1983, and consolidated profit and loss and surplus statements of the Parent Corporation and its consolidated subsidiaries for the fiscal years ended on such dates, respectively, certified by its certified public accountants; and (ii) a consolidated balance sheet of the Parent Corporation and its consolidated subsidiaries as at September 30, 1984, and consolidated profit and loss and surplus statements of the Parent Corporation and its consolidated subsidiaries for the nine months ended on such date, prepared by, the Parent Corporation. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments) and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent of the Parent Corporation and its consolidated subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Parent Corporation and its consolidated subsidiaries as at the dates thereof, and the profit and loss and surplus statements fairly present the results of the operations of the Parent Corporation and its consolidated subsidiaries for the periods indicated. There has been no material adverse change in the business, condition (financial or otherwise) or operations of the Parent Corporation or any of its consolidated subsidiaries since December 31, 1983.

      7C. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their respective properties, which might result in any material adverse change in the business, condition (financial or otherwise) or operations of the Company any of its Subsidiaries or which involves the possibility of materially adversely affecting the ability of the Company to comply with this Agreement or any of the other Operative Documents to which the Company is a party.

      7D. Taxes. The Company and each of its Subsidiaries has filed all Federal and State income tax returns which, to the best knowledge of the officers of the Company, are re-quired to be filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due.

      7E. Compliance with ERISA. The Plans are in substantial compliance with ERISA, no Plan is insolvent or in reorganization, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code, neither the Company nor a Subsidiary nor an ERISA Affiliate has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no proceedings have been instituted to terminate any Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA.

      7F. Conflicting Agreements and Other Matters. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. The execution, delivery and performance of this Agreement and each of the other Operative Documents to which the Company is a party will not result in the violation of or be in conflict with or constitute a default under the charter or by-laws of the Company or any term or provision of any mortgage, lease, agreement or other instrument, or any judgment, decree, governmental order, statute, rule or regulation, by which the Company is bound or to which any of its assets is subject. No approval by, authorization of, or filing with any federal, state or other governmental commission, agency or authority is necessary in connection with the execution and delivery by the Company of this Agreement or the other Operative Documents to which the Company is a party. Neither the Company nor any subsidiary is a party to,or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which restricts or otherwise limits the incurring of the Indebtedness to be represented by this Agreement and the other Operative Documents.

      7G. Disclosure. There is no fact known to the Company or any Subsidiary which materially adversely affects or in the future may,(so far as the Company can now foresee) materially adversely affect the business, property assets or financial condition of the Company or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Bank by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby,

      7H. Operative Documents. The Company makes each of the representations and warranties contained in the Operative Documents to which the Company is a party to, and for the benefit of, the Bank as if the same were set forth at length herein.

      8. Events of Default. Upon the occurrence of any of the following events (herein referred to as an "Event of Default"), unless waived by the Bank:

          (i) the occurrence of an "Event of Default" as described and defined in the Indenture; or

          (ii) failure to pay any amount when due under the terms of this Agreement; or

          (iii) failure on the part of the Company to perform or observe any of the terms of Paragraph 6 hereof; or

          (iv) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the Operative Documents on its part to be performed or observed and (a) with respect to any such term, covenant or agreement contained herein, any such failure remains unremedied for 30 days; and (b) with respect to any such term, covenant or agreement contained in any of the other Operative Documents, any such failure remains unremedied after any applicable grace period specified in such Operative Document; or

          (v) any warranty, representation or other written statement made by or on behalf of the Company contained herein, in any of the other Operative Documents or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect on the date as of which made; or

          (vi) default shall be made in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Company or any of its Subsidiaries (except any such Indebtedness of any Subsidiary to the Company or to any other Subsidiary) or any interest or premium thereon, or default shall be made in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity, or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to stated maturity, whether or not any such default shall subsequently be cured; or

          (vii) the Company or any Subsidiary shall (1) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, (2) admit in writing its inability to pay its debts generally as they become due, (3) make a general assignment for the benefit of creditors, (4) be adjudicated a bankrupt or insolvent,
      (5) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or action shall be taken by it for the purpose of effecting any of the foregoing or (6) if without the application, approval or consent of the Company or any Subsidiary, as the case may be, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Company or any Subsidiary, as the case may be, an order for relief or an adjudication in bankruptcy reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, or the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or any Subsidiary, as the case may be, or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Company or any subsidiary, as the case may be, in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed, or pending and unstayed, for any period of sixty
      (60) consecutive days; or

          (viii) a Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d) of the code, or a Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, or the Company or a Subsidiary or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which in the opinion of the Bank, will have a material adverse effect upon the business operations or the financial condition of the Company or a Subsidiary; or

          (ix) the occurrence of an "Event of Default" as described and defined in the Guaranty Agreement;

then, and in any such event, the Bank may, in its sole discretion, but shall not be obligated to, (1) by notice to the Company, declare all amounts payable by the Company hereunder (including, without limitation, amounts payable pursuant to Paragraph 2A hereof) to be forthwith due and payable, and the same shall thereupon become due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived, and/or (2) exercise all of its rights and remedies under the Operative Documents and/or (3) by notice to the Trustee, require the Trustee to accelerate payment of all Bonds and interest accrued thereon as provided in Section 10.02 of the Indenture.

      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or any other Operative Document or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Bank in this Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

      9. Definitions. For the purpose of this Agreement, in addition to terms defined elsewhere herein, the following terms shall have the following meanings:

      "A Drawing" shall have the meaning specified in the Letter of Credit which shall be a drawing in respect of the payment of the portion of the Purchase Price corresponding to principal of the Bonds.

      "B Drawing" shall have the meaning specified in the Letter of Credit which shall be a drawing in respect of the payment of principal of the Bonds.

      "Business Day" shall mean a day on which the Bank and the Trustee are each open for the purpose of conducting a commercial banking business.

      "C Drawing" shall have the meaning specified in the Letter of Credit which shall be a drawing in respect of the payment of interest, or the portion of Purchase Price corresponding to interest, on the Bonds.

      "Code" shall mean the Internal Revenue Code of 1954, as amended from time to time,

      "Date of Issuance" shall mean the date of issuance and delivery of the Letter of Credit,

      "Default" shall mean any event which with notice or lapse of time, or both, would become an Event of Default.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor

      "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company or a Subsidiary would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

      "Event of Default" shall have the meaning specified in Paragraph 8 hereof.

      "Indebtedness" shall mean, for any Person, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and
(ii) all direct or indirect guarantees of such Person in respect of, and all obligations or undertakings (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness of any other Person for borrowed money or for the deferred purchase price of property.

      "Officer's Certificate" shall mean a certificate signed by the Chairman of the Company's Board of Directors, or President of the Company and its Secretary or Assistant Secretary or Treasurer, or such other officer as shall be authorized by the Company's Board of Directors to act on behalf of the Company, under its corporate seal. One person shall not, however, be permitted to execute the certificate in more than one capacity.

      "Operative Documents" shall have the meaning assigned to such term in Paragraph 3A hereof.

      "Parent Corporation" shall mean Radiation Technology, Inc., a New Jersey corporation, and its successors and assigns.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

      "Person" shall mean an individual, corporation partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a foreign state or any agency or political subdivision thereof.

      "Plan" shall mean any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Company or a Subsidiary or an ERISA Affiliate.

      "Prime Lending Rate" shall mean the rate announced by the Bank from time to time at its principal office as its prime lending rate for domestic commercial loans; the Prime Lending Rate to change when and as such prime lending rate changes.

      "Purchase Price" shall have the meaning assigned to such term in the Indenture.

      "Reportable Event" shall mean an event described in Section 4043(b) of ERISA (with respect to which the 30-day notice requirement has not been waived by the PBGC).

      "Security" shall have the same meaning as in Section 2(l) of the Securities Act of 1933, as amended.

      "Stated Amount" shall have the meaning specified in the Letter of Credit.

      "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect at majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.

      "Tender Agent" shall have the meaning assigned to such term in the indenture.

      "Tender Agent Agreement" shall mean the Tender Agent Agreement dated as of December 1, 1984, among the Company, the Trustee and the Tender Agent.

      "Termination Date" shall mean the date the Letter of Credit terminates or expires in accordance with its terms.

      10. Nature of Bank's Duties. As between the Company and the Bank, the Company shall assume all risks of the acts, omissions or misuse of the Letter of Credit by the Trustee. The Bank shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letter of Credit, even if it should in fact prove to be in any or all respects inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the Trustee to comply fully with conditions required in order to draw upon the Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Bank. None of the above shall affect, impair, or prevent the vesting of any of the Bank's rights or powers hereunder,

      In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Bank. under or in connection with the Letter of Credit or the related drafts or document(s), if taken or omitted in good faith, shall not put the Bank under any resulting liability to the Company.

      The Company hereby agrees at all times to protect, indemnify and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and from and against any and all losses, claims, demands, liabilities, damages, costs, charges, counsel fees and other expenses which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the issuance of the Letter of Credit; it being the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the issuance of the Letter of Credit, all of which risks are hereby assumed by the Company, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts and omissions, herein called "Government Acts"). The Bank shall not, in any way, be liable for any failure by the Bank or anyone else to pay any drawing under the Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Bank. The obligations of the Company under this Paragraph 10 shall survive the payment of the Bonds and the termination of this Agreement.

      Notwithstanding anything to the contrary contained in this Paragraph 10, the Company shall have no obligation to indemnify the Bank in respect of any liability incurred by the Bank arising solely out of the gross negligence or willful misconduct of the Bank or out of the wrongful dishonor by the Bank of a proper demand for payment made under the Letter of Credit,

      11. Miscellaneous.

      11A. Amendments. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it if the Company shall obtain the written consent of the Bank. No course of dealing between the Company and the Bank, nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Bank hereunder.

      11B. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Bank or on its behalf.

      11C. Expenses. The Company agrees to pay promptly all costs and expenses in connection with the preparation, issuance, delivery, filing, recording, and administration of the Letter of Credit, this Agreement, the other operative Documents, the Bonds and any other documents which may be delivered in connection with this Agreement, including, without limitation, all engineers' and architects' fees, the reasonable fees and expenses of White 3 Case, counsel for the Bank, and the reasonable fees and expenses of any local counsel who may be retained by the Bank, with respect to the transactions contemplated by this Agreement, and all costs and expenses (including reasonable counsel fees and expenses) in connection with (i) the transfer, drawing upon, change in terms, maintenance, renewal or cancellation of the Letter of Credit, (ii) any and all amounts which the Bank has paid relative to the Bank's curing of any Event of Default resulting from the acts or omissions of the Company under this Agreement, any other Operative Document or the Bonds, (iii) the enforcement of this Agreement or any other Operative Document, or (iv) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Letter of Credit, this Agreement, any other Operative Document or the Bonds, or any other document which may be delivered in connection with this Agreement, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees, Notwithstanding the foregoing, no payment shall be required under this Paragraph 11C in respect of any cost or expense which the Bank has incurred because of its gross negligence or willful misconduct,

      11D. Set-off; Limitation on Bank Collateral. (i) In addition to any rights now or hereafter granted under applicable law (including, but not limited to, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder the Bank is hereby authorized at any time and from time to time, without notice to the Company or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of the Company against and on account of the obligations and liabilities of the Company to the Bank under this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

      (ii) Notwithstanding the provisions contained in paragraph (i) above, the Bank hereby agrees to waive the exercise, at any time after the commencement of a proceeding in bankruptcy or reorganization with respect to the Company, of its right to set-off any and all deposits (general or special) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing in respect of the reimbursement obligations of the Company set forth in this Agreement.

      (iii) Except as provided in the Pledge Agreement with respect to the Pledged Bonds, the Bank hereby agrees that it will not at any time accept any collateral as security for the payment of the reimbursement obligations of the Company set forth in this Agreement unless provision is made prior to or simultaneously with the taking of such collateral security by the Bank for a prior or an equal and ratable security interest in such collateral security to be granted to the Trustee for the benefit of the holders from time to time of the Bonds.

      (iv) Notwithstanding the foregoing, the covenants of the Bank contained in clauses (ii) and (iii) of this Paragraph 11D shall be of no force or effect at such time as, in the opinion of nationally recognized counsel experienced in bankruptcy matters, due to legislative or judicial developments after the date hereof, the absence of such covenants or failure to comply therewith will not constitute a basis for the granting of injunctive relief against payment under the Letter of Credit.

      11E. Binding Effect; Assignment. This Agreement is a continuing obligation and shall (i) be binding upon the Company, its successors and assigns, and (ii) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided, that the Company may not assign all or any part of this Agreement without the prior written consent of the Bank. The Bank may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement, or grant participations herein, in the Letter of Credit or in any of its rights or security hereunder, including, without limitation, the instruments securing the Company's obligations hereunder. No such assignment or participation by the Bank, however, will relieve the Bank of its obligation under the Letter of Credit. In connection with any assignment or participation, the Bank may disclose to the proposed assignee or participant any information that the Company is required to deliver to the Bank pursuant to this Agreement.

      11F. Notices. All communications provided for hereunder shall be sent by first class mail and, if to the Bank, to it at One Bankers Trust Plaza, New York, New York 10015, Attention: Letter of Credit Division and with a copy to it at 280 Park Avenue, Floor 15E, New York, New York 10015, Attention: European Department, Europe U.K. Group; and if to the Company, to it at P.O. Box 185, 108 Lake Denmark Road, Rockaway, New Jersey 07866, Attention: Vice President; or to such other address with respect to either party as such party shall notify the other in writing; provided, however, that any such communication to the Company may also, at the Bank's option, be either delivered to the Company at its address set forth above or to any officer of the Company.

      1lG. Satisfaction Requirement. If any agreement, certificate or other writing or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Bank, the determination of such satisfaction shall be made by the Bank in its sole and exclusive judgment exercised in good faith.

      11H. Governing Law. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

      11I. Consent to Jurisdiction and Venue, etc.

      (i) The Company irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or the other Operative Documents may be brought in a court of record in the State of New York or in the Courts of the United States of America located in such state, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding and (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Company hereby irrevocably appoints CT Corporation System (the "Process Agent") with an office on the date hereof at 1633 Broadway, New York, New York 10019 as its agent to receive on behalf of the Company and its property service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Company in care of the Process Agent at the Process

Agent's above address and the Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf . The Bank agrees to mail to the Company at its address provided in Paragraph 11F hereof a copy of any summons, complaint or other process mailed or delivered by it to the Company in care of the Process Agent. As an alternate method of service, the Company also irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to the Company at its address provided in Paragraph 11F. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Paragraph shall be by certified mail, return receipt requested.

      (ii) Nothing in this Paragraph 11I shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any suit, action or proceeding against the Company or its property in the courts of any other jurisdiction.

      11J. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                                SOUTH JERSEY PROCESS
                                                  TECHNOLOGY, INC


                                                By /s/ signature unreadable
                                                   ------------------------
                                                      Title:  President

                                                BANKERS TRUST COMPANY



                                                By /s/ signature unreadable
                                                   ------------------------
                                                   Title: V.P.
                                                   H. Cotterill

                                                                         ANNEX I




                          IRREVOCABLE LETTER OF CREDIT

                              BANKERS TRUST COMPANY
                             One Bankers Trust Plaza
                            New York, New York 10015



                                                               December 28, 1984


IRREVOCABLE LETTER OF CREDIT NO, V 65986-S

The Farmers and Merchants
   National Bank of Bridgeton
53 South Laurel Street
Bridgeton, New Jersey 08302

Attention:  Corporate Trust Department

Dear Sirs:

      At the request and on the instructions of our customer, South Jersey Process Technology, Inc., a New Jersey corporation (the "Company"), we hereby establish in your favor, as Trustee under the Trust Indenture, dated as of December 1, 1984 (the "Indenture") from the City of Salem Municipal Port Authority (the "Authority") to you pursuant to which $2,500,000 in aggregate principal amount of the Authority's Port Development Revenue Bonds (South Jersey Process Technology, Inc. Project) Series of 1984 (the "Bonds") are being issued, this Irrevocable Letter of Credit in the amount of $2,625,000 (hereinafter, as; reduced from time to time in accordance with the provisions hereof, the "Stated Amount") of which an amount not exceeding $2,500,000 (as reduced from time to time in accordance with the terms hereof, the "Principal Component") may be drawn upon with respect to payment of the unpaid principal amount or the portion of Purchase Price corresponding to principal of the Bonds, and an amount not exceeding $125,000 (as reduced from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to payment of interest accrued or the portion of Purchase Price corresponding to interest accrued on the Bonds on or prior to their stated maturity date, effective immediately and expiring on December 15, 1994 unless terminated earlier in ac-

                                                                         Annex I
                                                                          page 2



cordance with the Provisions hereof or unless otherwise extended. All drawings under this Letter of Credit will be paid with our own funds.

      Funds under this Letter of Credit will be made available to you against receipt by us of the following items at the time required below: (A) if the drawing is being made with respect to payment of the portion of the Purchase Price of Bonds delivered to the Tender Agent (as defined in the Indenture) pursuant to Section 3.01, 3.02 or 3.06 of the Indenture corresponding to the principal thereof (an "A Drawing"), (i) receipt by us of Bonds ("Pledged Bonds") in an aggregate outstanding principal amount equal to the total amount specified in your certificate referred to in clause (iii) below, (ii) receipt by us of any and all due-bills for interest due on the next succeeding interest payment date delivered pursuant to Section 3.06 of the Indenture in respect of such Pledged Bonds and (iii) receipt by us of your written certificate in the form of Exhibit A attached hereto appropriately completed and signed by an Authorized Officer;
(B) if the drawing is being made with respect to principal of the Bonds (a "B Drawing"), receipt by us of your written certificate in the form of Exhibit B attached hereto appropriately completed and signed by an Authorized officer; and
(C) if the drawing is being made with respect to the payment of interest, or the portion of Purchase Price corresponding to interest, on the Bonds (a "C Drawing"), receipt by us of your written certificate in the form of Exhibit C attached hereto appropriately completed and signed by an Authorized Officer. Such certificate(s), Pledged Bonds and due-bills shall be (x) presented at our office located at One Bankers Trust Plaza, New York, New York, Attention: Letter of Credit Division or at any other office in the City and State of New York which may be designated by us by written notice delivered to you, or (y) in the case of such certificate(s), sent to us by tested telex (Telex No. 126600, 126699, 126642, or 126609).

      If a drawing is made by you hereunder at or prior to 11:00 A.M., New York time, on a business day, and provided that such drawing and the documents and other items presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 3:00 P.M., New York time, on the same business day or not later than 12:00 Noon, New York time, on such later business day as you may specify. If requested by you, payment under this Letter of Credit will be made by

                                                                         Annex I
                                                                          page 3



deposit of immediately available funds into a designated account that you maintain with us. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

      Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided in the next paragraph. Subject to the preceding sentence, each "A Drawing" and each "B Drawing" honored by us hereunder shall pro tanto reduce the Principal Component, and each "C Draw- ing" honored by us hereunder shall pro tanto reduce the Interest Component, and any such reduction shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a drawing hereunder in respect of the amount of such principal and/or interest on the Bonds or the payment of Purchase Price corresponding thereto causing or corresponding to such reduction.

      Upon release by us of any Pledged Bonds, the Principal Component shall be reinstated automatically by an amount equal to the principal amount of such Pledged Bonds. In addition, (i) if you shall not have received, within ten business days after any payment in respect of a "C Drawing", notice from us that an Event of Default under the Letter of Credit Agreement dated as of December 1, 1984 between the Company and us has occurred and is continuing, the Interest Component shall be reinstated automatically, as of the close of business on such tenth business day (unless the Interest Component previously has been reinstated with respect to such "C Drawing"), by the amount of such "C Drawing" and (ii) upon the release by us of any Pledged Bonds, the Interest Component shall be reinstated automatically by the amount of the "C Drawing" made to pay the portion of the Purchase Price corresponding to interest on such Pledged Bonds (unless the Interest Component previously has been reinstated with respect to such "C Drawing"); provided,

                                                                         Annex I
                                                                          page 4




however, that in no event shall the Interest Component be reinstated to an amount in excess of 120 days' interest (computed at the rate of 15% per annum and on the basis of a 360-day year, actual days elapsed, notwithstanding the actual rate borne from time to time by the Bonds) on the sum of the then applicable Principal Component plus the aggregate principal amount of any Pledged Bonds at the time of any such reinstatement.

      Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you, to your designee or to your account of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to you or any other person who may have made to you or makes to you a demand for payment of principal of, Purchase Price of, or interest on, any Bond. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

      This Letter of Credit applies only to the payment of principal or the portion of Purchase Price of the Bonds corresponding to principal, and up to 120 days' interest (computed as aforesaid) accruing on the Bonds on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal or premium which may be payable with respect thereto after such date,

      Upon the earliest of (i) the making by you of the final drawing available to be made hereunder; (ii) our receipt of a certificate signed by an Authorized Officer stating that: "(a) the conditions precedent to the acceptance of a Substitute Letter of Credit (as defined in the Indenture) have been satisfied,
(b) the Trustee has accepted the Substitute Letter of Credit and (c) on the effective date of the Substitute Letter of Credit and after receipt by Bankers Trust Company of this certificate, Bankers Trust Company Irrevocable Letter of Credit No. V 65986-S shall terminate"; (iii) our receipt of a certificate signed by an Authorized Officer stating that no Bonds remain Outstanding (as defined in the Indenture); (iv) fifteen days after the Optional Conversion Date (as defined in the Indenture); and (v) the stated

                                                                         Annex I
                                                                          page 5




expiration date hereof, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

      Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at One Bankers Trust Plaza, New York, New York 10015, Attention: Letter of Credit Division, specifically referring thereon to this Letter of Credit by number, with a copy to Bankers Trust Company, 280 Park Avenue, Floor 15E, New York, New York 10015, Attention: European Department, Europe/U.K. Group.

      This Letter of Credit may not be transferred or assigned, either in whole or in part except to a successor trustee properly appointed and qualified pursuant to Article XI of the Indenture. We agree to issue a substitute letter of credit to any such successor trustee (and to successively replace any such substitute letter of credit) upon the return to us for cancellation of the original of the letter of credit to be replaced, accompanied by a request relating to such letter of credit, which (i) shall be in the form of Exhibit D attached hereto with the blanks appropriately completed, (ii) shall be signed by an Authorized Officer, (iii) shall specify where indicated therein the same letter of credit number as the number of the letter of credit to be replaced, and (iv) shall state the name and address of the successor trustee. Each substitute letter of credit will be in substantially the form of this Letter of Credit except for the date and letter of credit number.

      As used herein (a) "Authorized officer" shall mean any of your Vice Presidents, Assistant Vice Presidents, Trust officers or Assistant Trust Officers; (b) "Purchase Price" shall mean the principal amount of any Bonds to be purchased in accordance with Section 3.01 or 3.02 of the Indenture and shall mean the principal amount of, together with accrued interest on, any Bonds to be purchased in accordance with Section 3.06 of the Indenture; and (c) "business day" shall mean any day on which we are open for the purpose of conducting a commercial banking business.

      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) referred to herein; and any such reference

                                                                         Annex I
                                                                          page 6




shall not be deemed to incorporate herein. by reference any document, instrument or agreement except for such certificate(s) .

      This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1983 Revision, ICC Publication No. 400 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.


                                                Very truly yours,

                                                BANKERS TRUST COMPANY



                                                By___________________________
                                                      Title:

                                                                       EXHIBIT A



                           CERTIFICATE FOR "A DRAWING"


                                                                          [Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S
------------------------------------------------

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to Section [3.01] (3.02] [3.06] of the Indenture.

            (3) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the portion of the Purchase Price of Bonds corresponding to the principal amount thereof.

            (4) The amount demanded hereby does not include any amount in respect of the purchase of any Pledged Bonds.

            (5) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the purchase of Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                                                                       Exhibit A
                                                                          page 2



      As used herein, the terms "Authorized Officer". "Indenture" , "Bonds" , "Pledged Bonds" and "Purchase Price" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____, 19__.


                                                THE FARMERS AND MERCHANTS
                                                   NATIONAL BANK OF BRIDGETON,
                                                                  as Trustee


                                                By_____________________
                                                      Title:

                                                                       EXHIBIT B
                           CERTIFICATE FOR "B DRAWING"

                                                                          [Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S
------------------------------------------------

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $________________ with respect to the payment of principal of the Bonds, which amount has, or will, within five business days, become due and payable pursuant to the Indenture, upon maturity or as a result of acceleration or redemption of the Bonds.

            (3) The amount demanded hereby does not include any amount in respect of the principal amount of any Pledged Bonds.

            (4) The amount demanded hereby, together with the aggregate of all prior payments made pursuant to "B Drawings" under the above-referenced Letter of Credit, does not exceed $2,500,000.

            (5) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the principal of the Bonds.

            (6) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the principal

                                                                       Exhibit B
                                                                          page 2



      amount owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

      As used herein, the terms "Authorized Officer", "Indenture", "Bonds" "business day", "B Drawing" and "Pledged Bonds", shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.


      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____, 19__.



                                                THE FARMERS AND MERCHANTS
                                                   NATIONAL BANK OF BRIDGETON,
                                                                  as Trustee


                                                By________________________
                                                      Title:

                                                                       EXHIBIT C

                           CERTIFICATE FOR "C DRAWING"

                                                                          [Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S
------------------------------------------------

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $___________ with respect to payment of [the portion of the Purchase Price of $______________ in principal amount of the Bonds corresponding to the accrued interest thereon, which Bonds are to be purchased pursuant to Section 3.06 of the Indenture] [accrued interest on the Bonds, which amount has, or will, within five business days, become due and payable pursuant to the Indenture].

            (3) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of interest on the Bonds.

            (4) The amount demanded hereby does not include any amount in respect of the interest on any Pledged Bonds.

            (5) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the [interest owing on account of the Bonds pursuant to the Indenture] [portion of the Purchase Price of Bonds pursuant to Section 3.06 of the Indenture corresponding to accrued interest thereon], (b) no portion of said amount shall be applied by the undersigned for any other pur-

                                                                       Exhibit C
                                                                          page 2



      pose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

      As used herein, the terms "Authorized Officer", "Indenture", "Bonds", "business day", "Pledged Bonds" and "Purchase Price" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _________, 19__.




                                                ___________________________
                                                      as Trustee



                                                By_________________________
                                                      Title:

                                                                       EXHIBIT D




                     INSTRUCTION TO ISSUE SUBSTITUTE LETTER OF CREDIT

                                                                          (Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S
------------------------------------------------

Gentlemen:

      Reference is made to (i) the above-referenced letter of credit (the "Old Letter of Credit") and (ii) the Indenture of Trust, dated as of December 1, 1988 (the "Indenture"), between the City of Salem Municipal Port Authority and us.

      [Name and address of successor trustee] (the "Successor Trustee") has been appointed successor trustee under the Indenture. You are hereby requested to issue, in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount as the Old Letter of Credit.

      We submit herewith for cancellation the original of the Old Letter of Credit.

      The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.

                                                Very truly yours,

                                                THE FARMERS AND MERCHANTS
                                                   NATIONAL BANK OF BRIDGETON

                                                By___________________________
                                                      Title:_________________

                                                                        ANNEX II


      PLEDGE AND SECURITY AGREEMENT, dated as of December 1, 1984, made by South Jersey Process Technology, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Pledgor"), to Bankers Trust Company (the "Bank") pursuant to the Letter of Credit Agreement dated as of December 1, 1984, between the Pledgor and the Bank (hereinafter, as the same may from time to time be amended or supplemented, called the "Letter of Credit Agreement").


                              W I T N E S S E T H:

      WHEREAS, the City of Salem Municipal Port Authority (the "Issuer") has agreed with the Pledgor to issue its Port Development Revenue Bonds (South Jersey Process Technology, Inc. Project) Series of 1984 (the "Bonds") under the Trust Indenture dated as of December 1, 1984 (the "Indenture"), from the Issuer to The Farmers and Merchants National Bank of Bridgeton, as trustee (the "Trustee");

      WHEREAS, the Indenture provides for the purchase of Bonds under certain circumstances as set forth in Section 3.01, 3.02 and 3.06 of the Indenture (the "Purchased Bonds") from the holders thereof;

      WHEREAS, in connection with the issuance of the Bonds the Pledgor has entered into the Letter of Credit Agreement in order to cause the Bank to issue the Letter of Credit thereunder which may be used, inter alia, to pay the Purchase Price of the Purchased Bonds (to the extent moneys drawn under the Letter of Credit are used to purchase Purchased Bonds, such Purchased Bonds are hereinafter referred to as "Pledged Bonds"); and

      WHEREAS, it is a condition precedent to the obligation of the Bank to enter into the Letter of Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Bank;


      NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Letter of Credit Agreement and issue the Letter of Credit thereunder and for other good and valuable consideration, receipt of which is hereby acknowledged, the Pledgor hereby agrees with the Bank as follows:

                                                                        Annex II
                                                                          page 2




      1. Defined Terms. Unless otherwise defined herein, terms defined in the Letter of Credit Agreement shall have such defined meanings when used herein.

      2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank all its right, title and interest to the Pledged Bonds as the same may be from time to time delivered to the Tender Agent by the holders thereof and hereby grants to the Bank a first lien on, and security interest in, its right, title and interest in and to the Pledged Bonds, the interest thereon and all proceeds thereof, as collateral security for the prompt and complete payment when due of all amounts due in respect of the obligations of the Pledgor set forth in Paragraph 2A(i) of the Letter of Credit Agreement and interest on such amounts as set forth in Paragraph 2A(iii) of the Letter of Credit Agreement (all the foregoing being hereinafter called the "Obligations"),

      3. Payments on the Bonds. If, while this Pledge Agreement is in effect, Pledgor shall become entitled to receive or shall receive any principal or interest payment in respect of the Pledged Bonds, the Pledgor agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same forth with to the Bank. All sums of money so paid in respect of the Pledged Bonds which are received by the Pledgor and paid to the Bank shall be credited against the obligations of the Pledgor to the Bank in the manner set forth in Paragraph 2D of the Letter of Credit Agreement. So long as no Default or Event of Default has occurred and is continuing, any amounts received by the Bank in respect of the stated interest on any Pledged Bonds in excess of the amounts then owing to the Bank pursuant to Paragraph 2A(i)(2) of the Letter of Credit Agreement, shall, upon request of the Pledgor, be remitted to the Pledgor.

      4. Collateral. All property at any time pledged with the Bank hereunder (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

      5. Release of Pledged Bonds. If the Pledgor makes or causes to be made to the Bank a prepayment in respect of its reimbursement obligation under Paragraph 2A(i) of the Letter of Credit Agreement pursuant to clause (i) of Paragraph 2B thereof or such a prepayment is made on behalf of the Pledgor pursuant to clause
(ii) of Paragraph 2B thereof, the Bank

                                                                        Annex II
                                                                          page 4


equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorney's fees and legal expenses, to the payment, in whole or in part, of the Obligations in such order as the Bank may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required to be paid by any provision of law, including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Bank need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York. The Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Uniform Commercial code and the Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled, and the fees of any attorneys employed by the Bank to collect such deficiency.

      8. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that: (a) on the date of delivery to the Bank of any Pledged Bonds described herein, neither the Issuer, the Remarketing Agent (as defined in the Indenture), the Tender Agent, nor the Trustee will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Pledge

                                                                        Annex II
                                                                          page 5




Agreement; (c) this Pledge Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; (d) no consent of any other party (including, without limitation, creditors of the Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Pledge Agreement;
(e) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Pledge Agreement; and (f) the pledge, assignment and delivery of such Pledged Bonds pursuant to this Pledge Agreement will create a valid first lien on and a first perfected security interest in, all right, title or interest of the Pledgor in or to such Pledged Bonds, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the Bank's right thereto and security interest therein.

      9. No Disposition, etc. Without the prior written consent of the Bank the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof,

                                                                        Annex II
                                                                          page 6


except for the lien and security interest provided for by this Pledge Agreement and sale of the Pledged Bonds pursuant to Section 3.09(b) of the Indenture.

      10. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank, the Pledgor will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Pledge Agreement.

      11. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12. No Waiver; Remedies Cumulative. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by the Operative Documents or by law.

      13. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bank. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Pledge Agreement shall be governed

                                                                        Annex II
                                                                          page 7




by, and be construed and interpreted in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered on the day and year first above written.



                                                SOUTH JERSEY PROCESS
                                                  TECHNOLOGY, INC.


                                                By__________________________
                                                      Title: